UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investors Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: February 28

Date of reporting period: February 28, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / FEBRUARY 28, 2009

Western Asset Global

High Yield Bond Portfolio

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended February 28, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to the economy’s expansion during the second quarter were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982.

When the reporting period began, there was speculation as to whether the U.S. would experience a recession and, if so, how deep and prolonged it would be. This speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. Regardless of how one defines a recession, it has felt as if we have been in the midst of an economic slowdown for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has continued to weaken. The Commerce Department reported that spending by consumers declined 3.8% during the third quarter of 2008 and fell 4.3% in the fourth quarter.

In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last fourteen months ended February 2009. Over that period, 4.4 million jobs were lost, with nearly half of the total occurring during the last three months. In addition, in February 2009, the unemployment rate hit 8.1%, the highest since 1983. Another strain on the economy, the housing market, has yet to bottom. According to the National Association of Realtors, existing home sales fell to a nearly twelve-year low in January 2009, with nearly half of the sales involving distressed property transactions, such as foreclosures.

Western Asset Global High Yield Bond Portfolio	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 3.00%. After cutting rates a total of 1.25%, from 4.25% to 3.00% in January 2008, the Fed lowered rates again in March and April to 2.00%. The Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent — a historic low — and maintained this stance during its next meetings in January and March 2009. In conjunction with the March meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. In recent months, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). TALF will initially lend up to $200 billion to eligible owners of certain AAA-rated asset-backed securities backed by newly and recently originated auto loans, credit card loans, student loans and Small Business Administration (“SBA”) guaranteed loans. The Fed has also floated the idea of purchasing certain Treasury securities in an attempt to bring down long-term interest rates.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended February 28, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime

II	Western Asset Global High Yield Bond Portfolio

segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true during much of the second half of the reporting period, as the turmoil in the financial markets and sharply falling stock prices often caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended February 28, 2009, two-year Treasury yields fell from 1.65% to 1.00%. Over the same time frame, ten-year Treasury yields moved from 3.53% to 3.02%. Looking at the twelve-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 2.06%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the twelve months ended February 28, 2009. While the asset class rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008, as well as in February 2009. During those four months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34%, -9.75% and -3.78% respectively. Over the twelve months ended February 28, 2009, the Index returned -22.90%.

Fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower during the twelve-month reporting period. While the asset class rallied on several occasions, it was not enough to offset its sharp losses in September and October 2008. During those two months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. Over the twelve months ended February 28, 2009, the EMBI Global returned -11.82%.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the

Western Asset Global High Yield Bond Portfolio	III

Letter from the chairman continued

credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s responses to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

IV	Western Asset Global High Yield Bond Portfolio

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 27, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Global High Yield Bond Portfolio	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. The Fund invests primarily in high-yield fixed-income securities, including bonds, bills, debentures, notes, bank debt obligations, mortgage- and asset-backed securities, equipment trust certificates commercial paper, preferred stock and other obligations of U.S. and foreign issuers. Normally, the Fund invests at least 80% of its assets in high-yield bonds and related investments. The Fund invests primarily in fixed-income securities rated below investment grade by a recognized rating agency, or in unrated securities that the managers determined to be of equivalent quality. The Fund normally maintains an average portfolio durationi of between three and seven years. However, the Fund may invest in securities of any duration. The Fund may invest up to 20% of its assets in equity and equity-related securities. Under normal circumstances, the Fund expects to, but is not required to, invest in securities of issuers located in the U.S. and in approximately seven to fifteen foreign countries.

The managers employ an actively managed approach that is risk-aware and assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for its predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio will be positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights. Risk and weightings are reviewed on a regular basis. The bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with the portfolio managers to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record. From a global perspective, analysis is performed to the projected economic environment in a wide range of countries to determine how this will affect the market behavior of the various sectors globally. The managers then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The managers allocate the Fund’s investments across a broad range of issuers and industries, which can help to reduce risk.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	1

Fund overview continued

approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of unnerving volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)ii monetary policy caused bond prices to fluctuate.

The yield on two- and ten-year Treasuries began the reporting period at 1.65% and 3.53%, respectively. After initially trading in a fairly narrow range, Treasury yields moved higher from April through early June 2008, as the economy performed better than expected. In addition, inflationary pressures mounted as oil prices surged to record levels. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, beginning in mid-June, seizing credit markets led to an extreme “flight to quality.” Investors’ risk aversion further intensified from September through November given the severe disruptions in the global financial markets. During this time, investors were drawn to the relative safety of Treasuries, while riskier portions of the bond market performed poorly.

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveiii. This was triggered by concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 1.00% and 3.02%, respectively.

Due largely to the strong performance of Treasury securities, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, gained 2.06% during the twelve months ended February 28, 2009. In contrast, high-yield bonds, as measured by the Citigroup High Yield Market Indexv, returned -22.90% over the same period.

Q. How did we respond to these changing market conditions?

A. We are committed to a relative value approach to the credit markets, grounded in exhaustive fundamental credit analysis. This approach is the cornerstone of our investment decision process and is followed regardless of market conditions. This process is designed to identify market opportunities and then to position the Fund’s portfolio accordingly. We maintained an overweighting to CCC-rated securities and an underweighting to BB-rated securities, which adversely impacted relative performance. To provide a bit of a hedge to this aggressive stance in quality rating allocation, we adjusted the Fund’s industry positioning to be more defensive. Electric Utilities was our single largest sector overweight relative to the benchmark, as we felt the current market afforded us a compelling opportunity to buy a historically defensive sector at very attractive valuations. We also remained

2	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

overweight in Aerospace & Defense based on this sub-sector’s strong balance sheets, free cash flow generation and focus on operations. Elsewhere, we continued to increase our Wireless exposure due to the defensive nature of the business, as well as strong underlying asset values. Our key underweights did not change over the past year. The most notable of these were Retail, Media — Non-Cable and Information Technology (“IT”).

Performance review

For the twelve months ended February 28, 2009, Class I shares1 of Western Asset Global High Yield Bond Portfolio returned -25.73%. The Fund’s unmanaged benchmark, the Barclays Capital Global High Yield Index (Hedged)vi, returned -21.32% over the same time frame. The Lipper High Current Yield Funds Category Average2 returned -22.01% for the same period.

PERFORMANCE SNAPSHOT as of February 28, 2009 (unaudited)
	6 MONTHS	12 MONTHS
Global High Yield Bond Portfolio — Class I Shares	-26.39%	-25.73%
Barclays Capital Global High Yield Index (Hedged)	-21.32%	-21.32%
Lipper High Current Yield Funds Category Average[2]	-22.22%	-22.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yield for the period ended February 28, 2009 for Class I shares was 14.09%. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class I shares would have been 13.68%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated February 2, 2009, the gross total operating expense ratio for Class I shares was 0.95%.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets will not exceed 0.70% for Class I shares. This expense limitation may be reduced or terminated at any time.

[1]	As of June 11, 2008, the existing shares of the Fund were redesignated as Class I shares.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 491 funds for the six-month period and among the 471 funds for the twelve-month period in the Fund’s Lipper category.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?†

A. The portfolio’s overweights to Capital Goods1, Wireless, Energy and Utilties, which returned -20.60%, -7.12%, -18.35% and -15.37%, respectively, contributed to relative performance. In addition, underweights to IT, Financials and Consumer Cyclicals2, which returned -37.15%, -36.30% and -34.82%, respectively, were beneficial to relative performance. In terms of security selection, overweights to Norcraft, a building materials company, and Wind Acquisition Finance SA, a wireless provider, which returned 5.68% and -8.10%, respectively, aided relative performance. In addition, underweights to the two worst performers in the benchmark, Republic of Argentina and General Motors Corp., which returned -59.28% and -75.92%, respectively, were positive contributors to relative performance.

Q. What were the leading detractors from performance?†

A. Credit quality allocation was the primary reason for the Fund’s underperformance during the reporting period. Relative to the benchmark, the portfolio was overweight CCC-rated securities, which returned -42.86%, and underweight BB-rated issues, which returned -15.69%. From a sub-sector perspective, underweights to Media — Cable and Consumer Noncyclicals3, which returned -14.88% and -6.04%, respectively, and an overweight to Transportation4, which returned -29.63%, hurt performance. From an issuer perspective, overweights to Energy Future Holdings Corp., Abitibi-Consolidated Co. of Canada and Ford, which returned -43.25%, -60.55% and -33.26%, respectively, also detracted from performance.

Thank you for your investment in Western Asset Global High Yield Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 17, 2009

[1]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[2]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[3]	Consumer Noncyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[4]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

†	All returns cited represent respective position and/or sector return within the benchmark.

4	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 28, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2009 were: Consumer Discretionary (15.4%), Telecommunication Services (12.2%), Financials (12.0%), Energy (11.1%) and Materials (9.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The Barclays Capital (formerly Lehman Brothers) Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — February 28, 2009

6	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2008 and held for the six months ended February 28, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class I	(26.39)%	$1,000.00	$736.10	0.70%	$3.01

[1]	For the six months ended February 28, 2009.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to Class I’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON ACTUAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class I	5.00%	$1,000.00	$1,021.32	0.70%	$3.51

[1]	For the six months ended February 28, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to Class I’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
CLASS I
Twelve Months Ended 2/28/09	-25.73%
Five Years Ended 2/28/09	-2.55
Ten Years Ended 2/28/09	1.53

CUMULATIVE TOTAL RETURN[1]
2/28/99 through 2/28/09	16.39%

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS I SHARES OF WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO VS. BARCLAYS CAPITAL GLOBAL HIGH YIELD INDEX (HEDGED)† — February 1999 - February 2009

†	Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Global High Yield Bond Portfolio on February 28, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2009. The Barclays Capital (formerly Lehman Brothers) Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The Index is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

Schedule of investments

February 28, 2009

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

CORPORATE BONDS & NOTES — 83.6%
CONSUMER DISCRETIONARY — 14.3%
		Auto Components — 0.2%
70,000		Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$27,300
		Visteon Corp., Senior Notes:
97,000		8.250% due 8/1/10	8,730
243,000		12.250% due 12/31/16(a)	14,580
		Total Auto Components	50,610
		Automobiles — 0.8%
144,000	EUR	Bombardier Inc., 7.250% due 11/15/16(a)	117,981
		General Motors Corp.:
280,000		Notes, 7.200% due 1/15/11	46,200
430,000		Senior Debentures, 8.375% due 7/15/33	59,125
		Total Automobiles	223,306
		Diversified Consumer Services — 0.8%
230,000		Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	216,200
		Hotels, Restaurants & Leisure — 2.1%
230,000		Buffets Inc., Senior Notes, 12.500% due 11/1/14(c)(e)	1,173
170,000		Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	28,900
20,000		Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	17,000
50,000		Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	43,250
90,000		Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	45,450
295,000		El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	228,625
		Harrah’s Operating Co. Inc.:
60,000		Senior Notes, 10.750% due 2/1/16	8,700
14,000		Senior Secured Notes, 10.000% due 12/15/18(a)	3,990
120,000		Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	63,000
275,000		Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	34,375
60,000		MGM MIRAGE Inc., Senior Notes, 13.000% due 11/15/13(a)	43,500
25,000		Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.375% due 7/15/09	19,750
		Station Casinos Inc.:
160,000		Senior Notes, 6.000% due 4/1/12(e)	50,400
200,000		Senior Subordinated Notes, 6.500% due 2/1/14(e)	7,000
		Total Hotels, Restaurants & Leisure	595,113

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	11

Schedule of investments continued

February 28, 2009

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Household Durables — 2.1%
500,000		Holt Group Inc., Senior Notes, 9.750% due 1/15/06(c)(d)(e)	$0
		K Hovnanian Enterprises Inc., Senior Notes:
140,000		11.500% due 5/1/13	109,900
60,000		8.625% due 1/15/17	16,200
195,000		Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	182,812
340,000		Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	286,450
		Total Household Durables	595,362
		Internet & Catalog Retail — 0.2%
70,000		Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	50,750
		Leisure Equipment & Products — 0.3%
105,000	EUR	Cirsa Capital Luxembourg, 7.875% due 7/15/12(a)	80,693
		Media — 5.6%
		Affinion Group Inc.:
65,000		Senior Notes, 10.125% due 10/15/13	50,700
260,000		Senior Subordinated Notes, 11.500% due 10/15/15	166,400
		CCH I LLC/CCH I Capital Corp.:
40,000		Senior Notes, 11.000% due 10/1/15(c)(e)	3,200
269,000		Senior Secured Notes, 11.000% due 10/1/15(c)(e)	24,210
182,000		CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(e)	145,600
75,000		Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(c)(d)(e)	2,062
85,000		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(c)(e)	1,275
220,000		Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)(c)(e)	204,600
100,000		CMP Susquehanna Corp., 9.875% due 5/15/14(e)	3,500
155,000		CSC Holdings Inc., Senior Notes, 7.625% due 4/1/11	154,225
80,000		Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	12,400
120,000		DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	121,800
255,000		DISH DBS Corp., Senior Notes, 7.750% due 5/31/15	236,512
300,000		Idearc Inc., Senior Notes, 8.000% due 11/15/16	6,000
150,000	EUR	Kabel Deutschland GmbH, Senior Notes, 10.750% due 7/1/14	189,585
123,423		Media Nusantara Citra BV, Senior Secured Notes, 10.750% due 9/12/11(d)	73,194
50,000		R.H. Donnelley Inc., 11.750% due 5/15/15(a)	7,250

See Notes to Financial Statements.

12	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Media — 5.6% continued
35,000		Univision Communications Inc., Senior Notes, 7.850% due 7/15/11	$20,125
140,000	EUR	UPC Holding BV, Senior Notes, 7.750% due 1/15/14(a)	152,938
		Total Media	1,575,576
		Multiline Retail — 1.7%
		Dollar General Corp.:
140,000		Senior Notes, 10.625% due 7/15/15	141,050
60,000		Senior Subordinated Notes, 11.875% due 7/15/17(b)	58,200
50,000	EUR	Edcon Holdings Proprietary Ltd., 8.829% due 6/15/15(a)(f)	13,655
		Neiman Marcus Group Inc.:
210,000		Senior Notes, 9.000% due 10/15/15(b)	84,000
55,000		Senior Secured Notes, 7.125% due 6/1/28	25,025
200,000		Parkson Retail Group Ltd., Senior Bonds, 7.875% due 11/14/11	170,000
		Total Multiline Retail	491,930
		Specialty Retail — 0.4%
120,000		Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	64,200
72,000	EUR	Edcon Holdings Proprietary Ltd., 8.829% due 6/15/15(a)(f)	19,663
370,000		Flooring America Inc., Senior Notes, 9.250% due 10/15/07(c)(d)(e)	0
50,000		Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	17,313
		Total Specialty Retail	101,176
		Textiles, Apparel & Luxury Goods — 0.1%
60,000		Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	44,700
		TOTAL CONSUMER DISCRETIONARY	4,025,416
CONSUMER STAPLES — 2.5%
		Food & Staples Retailing — 0.1%
22,000		Delhaize America Inc., Debentures, 9.000% due 4/15/31	24,620
		Food Products — 1.4%
100,000		Ciliandra Perkasa Finance Co. Pte Ltd., Senior Notes, 10.750% due 12/8/11(a)	73,500
		Dole Food Co. Inc., Senior Notes:
5,000		8.625% due 5/1/09	4,925
340,000		7.250% due 6/15/10	306,000
		Total Food Products	384,425

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	13

Schedule of investments continued

February 28, 2009

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Tobacco — 1.0%
		Alliance One International Inc., Senior Notes:
230,000		8.500% due 5/15/12	$200,100
90,000		11.000% due 5/15/12	85,050
		Total Tobacco	285,150
		TOTAL CONSUMER STAPLES	694,195
ENERGY — 10.4%
		Energy Equipment & Services — 0.3%
80,000		Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	54,500
50,000		Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	32,750
		Total Energy Equipment & Services	87,250
		Oil, Gas & Consumable Fuels — 10.1%
300,000		Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	211,500
		Chesapeake Energy Corp., Senior Notes:
140,000		9.500% due 2/15/15	130,900
90,000		6.375% due 6/15/15	74,025
135,000		7.250% due 12/15/18	110,362
100,044	EUR	Corral Finans AB, 4.112% due 4/15/10(a)(b)(f)	67,353
151,341		Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 6.094% due 4/15/10(a)(b)(f)	79,454
250,000		Costilla Energy Inc., Senior Subordinated Notes, 10.250% due 10/1/06(c)(d)(e)	0
		El Paso Corp.:
225,000		Notes, 7.875% due 6/15/12	214,551
95,000		Senior Notes, 8.250% due 2/15/16	88,825
		Enterprise Products Operating LP:
60,000		Junior Subordinated Notes, 8.375% due 8/1/66(f)	40,549
165,000		Subordinated Notes, 7.034% due 1/15/68(f)	106,578
220,000		EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	176,825
140,000		Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	128,100
280,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	203,000
130,000		LUKOIL International Finance BV, 6.356% due 6/7/17(a)	95,550
80,000		MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	57,200
130,000		Noble Energy Inc., Senior Notes, 8.250% due 3/1/19	130,739
		OPTI Canada Inc., Senior Secured Notes:
50,000		7.875% due 12/15/14	16,750
10,000		8.250% due 12/15/14	3,450
95,000		Parallel Petroleum Corp., 10.250% due 8/1/14	57,475

See Notes to Financial Statements.

14	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 10.1% continued
125,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	$122,187
	Petrohawk Energy Corp., Senior Notes:
80,000	9.125% due 7/15/13	76,000
20,000	7.875% due 6/1/15(a)	17,300
80,000	Quicksilver Resources Inc., 8.250% due 8/1/15	65,600
	SandRidge Energy Inc., Senior Notes:
175,000	8.625% due 4/1/15(b)	117,687
165,000	8.000% due 6/1/18(a)	129,525
500,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(e)	27,500
25,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	11,625
20,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	14,300
155,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	148,025
85,000	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16(a)	83,937
105,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	3,413
25,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.250% due 5/1/12	21,125
	Total Oil, Gas & Consumable Fuels	2,831,410
	TOTAL ENERGY	2,918,660
FINANCIALS — 11.4%
	Capital Markets — 0.5%
150,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13(a)	136,875
	Commercial Banks — 2.7%
230,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	104,650
250,000	HSBK Europe BV, 7.250% due 5/3/17(a)	88,750
130,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(f)	70,588
	RSHB Capital, Loan Participation Notes:
	Secured Notes:
10,000	7.175% due 5/16/13(a)	7,540
240,000	7.125% due 1/14/14(a)	168,970
100,000	7.125% due 1/14/14(a)	69,410
100,000	Senior Notes, 6.299% due 5/15/17(a)	58,417
106,000	Senior Secured Notes, 6.299% due 5/15/17(a)	61,480
	TuranAlem Finance BV:
	Bonds:
280,000	8.250% due 1/22/37(a)	54,600
105,000	8.250% due 1/22/37(a)	16,275

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	15

Schedule of investments continued

February 28, 2009

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Commercial Banks — 2.7% continued
50,000	GBP	Medium-Term Notes, 7.125% due 12/21/09	$19,913
75,000		Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/44(f)	52,543
		Total Commercial Banks	773,136
		Consumer Finance — 4.1%
		FMG Finance Pty Ltd.:
60,000	EUR	Senior Secured Bonds, 9.750% due 9/1/13(a)	60,210
75,000		Senior Secured Notes, 10.625% due 9/1/16(a)	64,125
		Ford Motor Credit Co., Senior Notes:
139,000		7.246% due 6/15/11(f)	74,539
100,000		4.010% due 1/13/12(f)	49,125
705,000		12.000% due 5/15/15	410,820
170,000		Ford Motor Credit Co. LLC, Senior Notes, 5.544% due 4/15/09(f)	157,463
		GMAC LLC:
75,000		7.500% due 12/31/13(a)	31,576
13,000		8.000% due 12/31/18(a)	3,118
325,000		8.000% due 11/1/31(a)	146,110
185,000		SLM Corp., Senior Notes, 1.319% due 7/26/10(f)	152,486
		Total Consumer Finance	1,149,572
		Diversified Financial Services — 3.4%
100,000		AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(a)	68,500
70,000		Capmark Financial Group Inc., 5.875% due 5/10/12	16,074
		Fresenius U.S. Finance II Inc., Senior Notes:
17,000	EUR	8.750% due 7/15/15(a)	22,836
100,000		9.000% due 7/15/15(a)	104,500
330,000		Galaxy Entertainment Finance Co. Ltd., 7.323% due 12/15/10(a)(f)	249,150
50,000	EUR	General Electric Capital Corp., Subordinated Bonds, 5.500% due 9/15/67(a)(f)	23,893
220,000	EUR	Hellas II, Subordinated Notes, 8.612% due 1/15/15(a)(f)	60,083
125,000		JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(f)(g)	86,421
100,000		Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	83,500
		TNK-BP Finance SA, Senior Notes:
110,000		7.500% due 7/18/16(a)	66,550
100,000		7.875% due 3/13/18(a)	57,500
125,000		Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	115,000
		Total Diversified Financial Services	954,007

See Notes to Financial Statements.

16	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Insurance — 0.1%
200,000		American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(f)	$31,971
		Real Estate Investment Trusts (REITs) — 0.1%
30,000		Host Marriott LP, Senior Notes, 6.375% due 3/15/15	21,750
		Real Estate Management & Development — 0.5%
100,000	EUR	Akerys Holdings SA, 8.044% due 8/1/14(a)(c)(d)(f)	18,419
156,000		Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 37.040% due 6/30/15(a)(d)	58,500
		Realogy Corp.:
150,000		10.500% due 4/15/14	32,250
8,812		11.000% due 4/15/14(b)	1,013
145,000		Senior Subordinated Notes, 12.375% due 4/15/15	18,125
		Total Real Estate Management & Development	128,307
		TOTAL FINANCIALS	3,195,618
HEALTH CARE — 6.8%
		Health Care Equipment & Supplies — 0.5%
170,000		Biomet Inc., Senior Notes, 10.375% due 10/15/17(b)	149,175
		Health Care Providers & Services — 5.4%
30,000		Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	28,538
200,000		CRC Health Corp., 10.750% due 2/1/16	127,000
170,000		DaVita Inc., Senior Notes, 6.625% due 3/15/13	166,600
500,000		HCA Inc., Senior Secured Notes, 9.625% due 11/15/16(b)	418,750
250,000		IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	241,250
		Tenet Healthcare Corp., Senior Notes:
30,000		6.500% due 6/1/12	26,850
320,000		9.875% due 7/1/14	255,200
411,000		US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(b)(f)	248,655
		Total Health Care Providers & Services	1,512,843
		Life Sciences Tools & Services — 0.9%
230,000	EUR	Millipore Corp., 5.875% due 6/30/16(a)	239,569
		Pharmaceuticals — 0.0%
405,000		Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(e)	2,025
		TOTAL HEALTH CARE	1,903,612

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	17

Schedule of investments continued

February 28, 2009

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†	SECURITY	VALUE

INDUSTRIALS — 7.6%
	Aerospace & Defense — 0.2%
	Hawker Beechcraft Acquisition Co., Senior Notes:
90,000	8.500% due 4/1/15	$17,550
465,000	8.875% due 4/1/15(b)	41,850
6,632	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26(c)(d)(e)(f)	0
	Total Aerospace & Defense	59,400
	Air Freight & Logistics — 0.3%
100,000	TGI International Ltd., Senior Notes, 9.500% due 10/3/17(a)	88,500
	Airlines — 0.3%
210,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	76,125
	Building Products — 1.5%
	Associated Materials Inc.:
230,000	Senior Discount Notes, step bond to yield 15.912% due 3/1/14	70,150
135,000	Senior Subordinated Notes, 9.750% due 4/15/12	112,050
	GTL Trade Finance Inc.:
120,000	7.250% due 10/20/17(a)	110,880
130,000	7.250% due 10/20/17(a)	119,903
220,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.826% due 3/1/14	13,200
	Total Building Products	426,183
	Commercial Services & Supplies — 2.1%
375,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	341,250
180,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	97,200
325,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08(c)(d)(e)	0
	US Investigations Services Inc.:
50,000	11.750% due 5/1/16(a)	35,000
125,000	Senior Subordinated Notes, 10.500% due 11/1/15(a)	100,000
	Total Commercial Services & Supplies	573,450
	Construction & Engineering — 0.3%
100,000	Odebrecht Finance Ltd., Senior Notes, 7.500% due 10/18/17(a)	94,000
	Electrical Equipment — 0.1%
60,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	15,900
	Industrial Conglomerates — 0.0%
64,118	Sequa Corp., Senior Notes, 13.500% due 12/1/15(a)(b)	10,579
	Machinery — 0.1%
30,000	Terex Corp., Senior Subordinated Notes, 8.000% due 11/15/17	24,300

See Notes to Financial Statements.

18	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†	SECURITY	VALUE

	Road & Rail — 1.4%
305,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	$115,900
	Kansas City Southern de Mexico, Senior Notes:
135,000	9.375% due 5/1/12	132,975
120,000	7.625% due 12/1/13	108,600
40,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	42,300
	Total Road & Rail	399,775
	Trading Companies & Distributors — 1.2%
185,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	117,475
425,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	201,875
	Total Trading Companies & Distributors	319,350
	Transportation Infrastructure — 0.1%
	Swift Transportation Co., Senior Secured Notes:
30,000	9.899% due 5/15/15(a)(f)	2,850
330,000	12.500% due 5/15/17(a)	34,650
	Total Transportation Infrastructure	37,500
	TOTAL INDUSTRIALS	2,125,062
INFORMATION TECHNOLOGY — 1.2%
	Electronic Equipment, Instruments & Components — 0.0%
45,000	NXP BV/NXP Funding LLC, Senior Secured Notes, 3.844% due 10/15/13(f)	7,369
	IT Services — 0.9%
	Ceridian Corp., Senior Notes:
10,000	11.250% due 11/15/15	4,050
100,000	12.250% due 11/15/15(b)	35,500
270,000	First Data Corp., Senior Notes, 9.875% due 9/24/15	149,850
90,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	62,100
	Total IT Services	251,500
	Semiconductors & Semiconductor Equipment — 0.1%
	Freescale Semiconductor Inc., Senior Notes:
65,000	8.875% due 12/15/14	12,025
60,000	9.125% due 12/15/14(b)	4,200
	Total Semiconductors & Semiconductor Equipment	16,225
	Software — 0.2%
120,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	69,900
	TOTAL INFORMATION TECHNOLOGY	344,994

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	19

Schedule of investments continued

February 28, 2009

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

MATERIALS — 9.4%
		Chemicals — 0.1%
250,000		Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16	$8,125
20,000		Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	9,600
		Total Chemicals	17,725
		Containers & Packaging — 1.6%
150,000	EUR	Ardagh Glass Finance PLC, Senior Bonds, 7.125% due 6/15/17(a)	134,329
130,000		Berry Plastics Holding Corp., 8.875% due 9/15/14	78,000
50,000	EUR	Clondalkin Industries BV, 8.000% due 3/15/14(a)	33,027
50,000	EUR	Impress Holdings BV, Senior Subordinated Notes, 9.250% due 9/15/14(a)	44,141
40,000		Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	28,600
275,000		Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(d)(e)	0
180,000		Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	124,200
		Total Containers & Packaging	442,297
		Metals & Mining — 4.8%
350,000		CII Carbon LLC, 11.125% due 11/15/15(a)	238,875
100,000		Evraz Group SA, Notes, 8.875% due 4/24/13(a)	60,538
160,000		Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	92,000
305,000		Noranda Aluminium Acquisition Corp., 6.595% due 5/15/15(b)(f)	74,725
220,000		Novelis Inc., Senior Notes, 7.250% due 2/15/15	69,850
270,000	GBP	Pipe Holding PLC, Secured Notes, 7.750% due 11/1/11(a)	178,053
305,000		Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)	181,475
360,000		Vale Overseas Ltd., Notes, 6.875% due 11/21/36	311,976
210,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	148,050
		Total Metals & Mining	1,355,542
		Paper & Forest Products — 2.9%
		Abitibi-Consolidated Co. of Canada:
182,000		15.500% due 7/15/10(a)(e)	39,130
260,000		Senior Secured Notes, 13.750% due 4/1/11(a)(e)	185,900
170,000		Appleton Papers Inc., Senior Notes, 8.125% due 6/15/11	116,450
161,000	EUR	Lecta SA, Senior Secured Notes, 6.870% due 2/15/14(a)(f)	86,917
		NewPage Corp., Senior Secured Notes:
85,000		7.420% due 5/1/12(f)	20,825
45,000		10.000% due 5/1/12	13,837
261,751		NewPage Holding Corp., 10.265% due 11/1/13(b)(f)	64,129
100,000		Sino-Forest Corp., Senior Notes, 9.125% due 8/17/11(a)	87,500

See Notes to Financial Statements.

20	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Paper & Forest Products — 2.9% continued
300,000		Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	$169,500
120,000		Verso Paper Holdings LLC, 11.375% due 8/1/16	25,800
		Total Paper & Forest Products	809,988
		TOTAL MATERIALS	2,625,552
TELECOMMUNICATION SERVICES — 12.2%
		Diversified Telecommunication Services — 7.8%
240,000		Axtel SAB de CV, Senior Notes, 7.625% due 2/1/17(a)	168,600
90,000		Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(e)	1,350
100,000		Indosat Finance Co. BV, Senior Bonds, 7.125% due 6/22/12(a)	86,861
10,000		Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	9,475
170,000		Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.550% due 2/1/15(a)	138,550
		Intelsat Jackson Holdings Ltd., Senior Notes:
290,000		9.500% due 6/15/16(a)	269,700
250,000		11.500% due 6/15/16(a)	236,250
135,000		L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	128,250
		Level 3 Financing Inc., Senior Notes:
150,000		12.250% due 3/15/13	104,250
240,000		9.250% due 11/1/14	153,600
220,000	EUR	Nordic Telephone Co. Holdings, Senior Notes, 8.250% due 5/1/16(a)	246,619
104,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	61,360
100,000		Vimpel Communications, Loan Participation Notes, Secured Notes, 8.375% due 4/30/13(a)	68,654
105,000		Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	92,794
634,766		Wind Acquisition Finance SA, 11.753% due 12/21/11(f)	436,798
		Total Diversified Telecommunication Services	2,203,111
		Wireless Telecommunication Services — 4.4%
110,000		ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	129,250
250,000		iPCS Inc., Senior Secured Notes, 5.318% due 5/1/13(f)	181,250
210,000		MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	199,500
		Sprint Capital Corp., Senior Notes:
195,000		7.625% due 1/30/11	169,233
240,000		8.375% due 3/15/12	194,521
45,000		6.875% due 11/15/28	24,911
255,000		8.750% due 3/15/32	153,901

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	21

Schedule of investments continued

February 28, 2009

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†	SECURITY	VALUE

	Wireless Telecommunication Services — 4.4% continued
450,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	$177,750
	Total Wireless Telecommunication Services	1,230,316
	TOTAL TELECOMMUNICATION SERVICES	3,433,427
UTILITIES — 7.8%
	Electric Utilities — 0.6%
100,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	91,000
190,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(b)	84,550
	Total Electric Utilities	175,550
	Gas Utilities — 0.8%
230,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	217,350
	Independent Power Producers & Energy Traders — 6.4%
	AES Corp., Senior Notes:
235,000	9.375% due 9/15/10	230,300
155,000	8.000% due 6/1/20(a)	129,425
	Dynegy Holdings Inc., Senior Notes:
150,000	7.500% due 6/1/15	93,750
225,000	7.750% due 6/1/19	137,250
	Edison Mission Energy, Senior Notes:
130,000	7.200% due 5/15/19	108,875
190,000	7.625% due 5/15/27	143,450
1,345,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(b)	598,525
97,429	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	92,558
140,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	128,800
	NRG Energy Inc., Senior Notes:
60,000	7.375% due 2/1/16	55,500
80,000	7.375% due 1/15/17	74,200
	Total Independent Power Producers & Energy Traders	1,792,633
	TOTAL UTILITIES	2,185,533
	TOTAL CORPORATE BONDS & NOTES (Cost — $37,668,454)	23,452,069
ASSET-BACKED SECURITIES — 0.3%
FINANCIALS — 0.3%
	Diversified Financial Services — 0.3%
370,387	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/12(c)(d)(e)	0
169,789	Business Loan Express, 1.283% due 5/15/29(a)(f)	72,706
	TOTAL ASSET-BACKED SECURITIES (Cost — $520,192)	72,706

See Notes to Financial Statements.

22	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

COLLATERALIZED SENIOR LOANS — 2.2%
CONSUMER DISCRETIONARY — 0.6%
		Auto Components — 0.6%
243,468		Allison Transmission Inc., Term Loan B, 4.640% due 8/7/14(f)	$163,428
ENERGY — 0.7%
		Energy Equipment & Services — 0.4%
175,172		Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(e)(f)	123,496
		Oil, Gas & Consumable Fuels — 0.3%
		Ashmore Energy International:
13,923		Synthetic Revolving Credit Facility, 5.098% due 3/30/14(f)	8,563
99,267		Term Loan, 6.762% due 3/30/14(f)	61,049
		Total Oil, Gas & Consumable Fuels	69,612
		TOTAL ENERGY	193,108
HEALTH CARE — 0.9%
		Health Care Providers & Services — 0.9%
588,895		Iasis Healthcare LLC, 6.434% due 6/15/14(f)	253,225
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,106,615)	609,761
CONVERTIBLE BONDS & NOTES — 0.7%
CONSUMER DISCRETIONARY — 0.5%
		Media — 0.5%
275,000		Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	145,062
INDUSTRIALS — 0.2%
		Marine — 0.2%
130,000		Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	63,375
		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $255,781)	208,437
SOVEREIGN BONDS — 5.4%
		Argentina — 0.9%
		Republic of Argentina:
150,000		7.000% due 4/17/17(d)	52,658
578,000		Bonds, 7.000% due 9/12/13	191,463
		Total Argentina	244,121
		Brazil — 2.8%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	419
1,688,000	BRL	10.000% due 7/1/10	705,148
239,000	BRL	10.000% due 1/1/12	96,897
		Total Brazil	802,464

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	23

Schedule of investments continued

February 28, 2009

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
FACE AMOUNT†		SECURITY	VALUE

		Indonesia — 0.5%
		Republic of Indonesia:
924,000,000	IDR	10.250% due 7/15/22	$57,808
280,000,000	IDR	11.000% due 9/15/25	17,897
614,000,000	IDR	10.250% due 7/15/27	36,301
699,000,000	IDR	9.750% due 5/15/37	37,940
		Total Indonesia	149,946
		Russia — 0.2%
53,900		Russian Federation, 7.500% due 3/31/30(a)	48,073
		Venezuela — 1.0%
		Bolivarian Republic of Venezuela:
140,000		8.500% due 10/8/14	81,200
411,000		5.750% due 2/26/16(a)	197,280
		Total Venezuela	278,480
		TOTAL SOVEREIGN BONDS (Cost — $2,483,650)	1,523,084
SHARES
COMMON STOCK — 0.0%
INFORMATION TECHNOLOGY — 0.0%
		Computers & Peripherals — 0.0%
4,055		Axiohm Transaction Solutions Inc.(d)(e)* (Cost - $0)	0
CONVERTIBLE PREFERRED STOCKS — 0.3%
FINANCIALS — 0.3%
		Diversified Financial Services — 0.3%
220		Bank of America Corp. (Cost - $220,475)	79,200
ESCROWED SHARES — 0.0%
CONSUMER DISCRETIONARY — 0.0%
		Textiles, Apparel & Luxury Goods — 0.0%
375,000		Pillowtex Corp., 9.000% due 12/15/49(d)(e)* (Cost - $0)	0
PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
		Media — 0.0%
0		ION Media Networks Inc., Series B*(d)(e)	0
FINANCIALS — 0.0%
		Consumer Finance — 0.0%
81		Preferred Blocker Inc.(a)	13,836
		Diversified Financial Services — 0.0%
439		TCR Holdings Corp., Class B Shares(d)(e)*	0
241		TCR Holdings Corp., Class C Shares(d)(e)*	0

See Notes to Financial Statements.

24	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO
SHARES	SECURITY	VALUE

	Diversified Financial Services — 0.0% continued
636	TCR Holdings Corp., Class D Shares(d)(e)*	$0
1,316	TCR Holdings Corp., Class E Shares(d)(e)*	0
	Total Diversified Financial Services	0
	TOTAL FINANCIALS	13,836
	TOTAL PREFERRED STOCKS (Cost — $28,015)	13,836
WARRANTS — 0.0%
WARRANTS
200	Leap Wireless International Inc., Expires 4/15/10(a)(d)(e)* (Cost — $0)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $42,283,182)	25,959,093
FACE AMOUNT
SHORT-TERM INVESTMENTS — 4.0%
	U.S. Government Agency — 2.5%
$700,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.471% due 6/15/09(h)(i) (Cost — $699,031)	699,398
	Repurchase Agreement — 1.5%
425,000	Morgan Stanley tri-party repurchase agreement dated 2/27/09, 0.220% due 3/2/09; Proceeds at maturity — $425,008; (Fully collateralized by U.S. government agency obligation, 3.250% due 10/21/10; Market value — $439,862) (Cost — $425,000)	425,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $1,124,031)	1,124,398
	TOTAL INVESTMENTS — 96.5% (Cost — $43,407,213#)	27,083,491
	Other Assets in Excess of Liabilities — 3.5%	981,175
	TOTAL NET ASSETS — 100.0%	$28,064,666

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Security is currently in default.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Rate shown represents yield-to-maturity.

(i)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

#	Aggregate cost for federal income tax purposes is $43,546,209.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	25

Schedule of investments continued

February 28, 2009

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO

Abbreviations used in this schedule:

BRL	—Brazilian Real
EUR	—Euro
GBP	—British Pound
GMAC	—General Motors Acceptance Corp.
IDR	—Indonesian Rupiah
OJSC	—Open Joint Stock Company

See Notes to Financial Statements.

26	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

Statement of assets and liabilities

February 28, 2009

ASSETS:
Investments, at value (Cost — $43,407,213)	$27,083,491
Foreign currency, at value (Cost — $28,718)	24,659
Cash	92
Interest receivable	957,029
Receivable for securities sold	299,794
Receivable for open forward currency contracts	87,071
Receivable for Fund shares sold	3,233
Prepaid expenses	5,238
Total Assets	28,460,607
LIABILITIES:
Payable for securities purchased	277,259
Payable for Fund shares repurchased	12,022
Payable for open forward currency contracts	6,155
Investment management fee payable	2,913
Trustees’ fees payable	419
Accrued expenses	97,173
Total Liabilities	395,941
TOTAL NET ASSETS	$28,064,666
NET ASSETS:
Par value (Note 4)	$75
Paid-in capital in excess of par value	53,815,159
Undistributed net investment income	288,217
Accumulated net realized loss on investments and foreign currency transactions	(9,789,446)
Net unrealized depreciation on investments and foreign currencies	(16,249,339)
TOTAL NET ASSETS	$28,064,666
Shares Outstanding	7,541,129
Net Asset Value	$3.72

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	27

Statement of operations

For the Year Ended February 28, 2009

INVESTMENT INCOME:
Interest	$4,091,659
Dividends	16,807
Less: Foreign taxes withheld	(1,964)
Total Investment Income	4,106,502
EXPENSES:
Investment management fee (Note 2)	195,510
Audit and tax	43,855
Shareholder reports	38,839
Registration fees	23,398
Custody fees	16,339
Transfer agent fees	13,244
Legal fees	9,504
Insurance	2,080
Trustees’ fees	1,006
Miscellaneous expenses	628
Total Expenses	344,403
Less: Fee waivers and/or expense reimbursements (Note 2)	(95,572)
Net Expenses	248,831
NET INVESTMENT INCOME	3,857,671
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(5,855,245)
Foreign currency transactions	401,417
Net Realized Loss	(5,453,828)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(8,304,059)
Foreign currencies	172,647
Change in Net Unrealized Appreciation/Depreciation	(8,131,412)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(13,585,240)
DECREASE IN NET ASSETS FROM OPERATIONS	$(9,727,569)

See Notes to Financial Statements.

28	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

Statements of changes in net assets

FOR THE YEAR ENDED FEBRUARY 28, 2009 AND THE YEAR ENDED FEBRUARY 29, 2008	2009	2008
OPERATIONS:
Net investment income	$3,857,671	$4,394,274
Net realized gain (loss)	(5,453,828)	75,134
Change in net unrealized appreciation/depreciation	(8,131,412)	(8,637,355)
Decrease in Net Assets From Operations	(9,727,569)	(4,167,947)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,600,004)	(4,450,005)
Decrease in Net Assets From Distributions to Shareholders	(4,600,004)	(4,450,005)
FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	16,921,419	34,830,581
Reinvestment of distributions	3,305,013	3,462,090
Cost of shares repurchased	(23,608,324)	(29,916,720)
Increase (Decrease) in Net Assets From Fund Share Transactions	(3,381,892)	8,375,951
DECREASE IN NET ASSETS	(17,709,465)	(242,001)
NET ASSETS:
Beginning of year	45,774,131	46,016,132
End of year*	$28,064,666	$45,774,131
* Includes undistributed net investment income of:	$288,217	$690,645

See Notes to Financial Statements.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	29

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1,2]	2009	2008[3]	2007[4]	2006[4]	2005[4]
NET ASSET VALUE, BEGINNING OF YEAR	$6.07	$7.13	$6.97	$7.18	$6.95
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.58	0.57	0.50	0.51	0.53
Net realized and unrealized gain (loss)	(2.17)	(1.07)	0.25	(0.26)	0.23
Total income (loss) from operations	(1.59)	(0.50)	0.75	0.25	0.76
LESS DISTRIBUTIONS FROM:
Net investment income	(0.76)	(0.56)	(0.59)	(0.46)	(0.53)
Total distributions	(0.76)	(0.56)	(0.59)	(0.46)	(0.53)
NET ASSET VALUE, END OF YEAR	$3.72	$6.07	$7.13	$6.97	$7.18
Total return[5]	(25.73)%	(7.42)%	11.11%	3.68%	10.95%
NET ASSETS, END OF YEAR (000s)	$28,065	$45,774	$46,016	$195,384	$143,430
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.97%	1.09%	0.77%[6]	0.72%	0.72%
Net expenses[7,8]	0.70	0.70 [9]	0.62 [6]	0.55	0.55
Net investment income	10.85	8.40	7.09	7.15	7.52
PORTFOLIO TURNOVER RATE	72%	72%	126%	28%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Effective June 11, 2008, existing shares of the Fund were redesignated as Class I shares.

[3]	For the year ended February 29, 2008.

[4]	For a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.61%, respectively.

[7]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70%. Prior to October 2, 2006, the expense limitation was 0.55%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

30	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Portfolio (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective March 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	31

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	FEBRUARY 28, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$27,083,491	$93,036	$26,879,297	$111,158
Other financial instruments*	80,916	—	80,916	—
Total	$27,164,407	$93,036	$26,960,213	$111,158

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES
Balance as of February 29, 2008	$4
Accrued premiums/discounts	224
Realized gain (loss)	(848,489	)(1)
Change in unrealized appreciation (depreciation)	817,530	(2)
Net purchases (sales)	51,451
Transfers in and/or out of Level 3	90,438
Balance as of February 28, 2009	$111,158
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(2,081,297	)(2)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation or depreciation in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items

32	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	33

Notes to financial statements continued

yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Other risks. The Fund may also invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

34	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$339,905	$(339,905)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective November 3, 2008, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) serves as an additional subadviser to the Fund. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited. Effective November 3, 2008, Western Asset also pays Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Singapore.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	35

Notes to financial statements continued

During the year ended February 28, 2009, the Fund’s Class I shares had a voluntary expense limitation in place of 0.70%.

During the year ended February 28, 2009, LMPFA waived a portion of its investment management fee in the amount of $95,572.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$23,900,975
Sales	27,927,217

At February 28, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$295,527
Gross unrealized depreciation	(16,758,245)
Net unrealized depreciation	$(16,462,718)

36	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

At February 28, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	290,000	$415,678	5/12/2009	$12,360
Euro	199,404	253,224	5/12/2009	(4,471)
Euro	60,000	76,194	5/12/2009	(1,500)
				6,389
Contracts to Sell:
British Pound	463,911	$664,958	5/12/2009	$8,734
Euro	1,405,235	1,784,507	5/12/2009	65,977
Euro	40,000	50,796	5/12/2009	(184)
				74,527
Net unrealized gain on open forward foreign currency contracts				$80,916

4. Shares of beneficial interest

At February 28, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Fund were as follows:

	YEAR ENDED FEBRUARY 28, 2009	YEAR ENDED FEBRUARY 29, 2008
Class I*
Shares sold	3,616,160	4,981,890
Shares issued on reinvestment	898,721	531,391
Shares repurchased	(4,511,562)	(4,427,527)
Net increase	3,319	1,085,754

*	Effective June 11, 2008, existing shares of the Fund were redesignated as Class I shares.

5. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28 and February 29, respectively, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$4,600,004	$4,450,005

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	37

Notes to financial statements continued

As of February 28, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$505,527
Capital loss carryforward*	(6,550,726)
Other book/tax temporary differences(a)	(3,317,034)
Unrealized appreciation/(depreciation)(b)	(16,388,335)
Total accumulated earnings/(losses) — net	$(25,750,568)

*	As of February 28, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
2/28/2011	$(3,036,676)
2/28/2017	(3,514,050)
$(6,550,726)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

38	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the U.S. Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	39

Notes to financial statements continued

7. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The

40	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

8. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset Global High Yield Bond Portfolio 2009 Annual Report	41

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Yield Bond Portfolio, a series of Legg Mason Partners Income Trust, as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for year ended February 28, 2005 were audited by other independent registered public accountants whose report thereon, dated April 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Yield Bond Portfolio as of February 28, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 27, 2009

42	Western Asset Global High Yield Bond Portfolio 2009 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Global High Yield Bond Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (Singapore) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser. The Board, including the Independent Trustees, had initially approved the Sub-Advisory Agreement between the Subadviser and Western Asset Management Company Pte. Ltd. (Singapore) at a meeting held on August 11-12, 2008.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management during the meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent

Western Asset Global High Yield Bond Portfolio	43

Board approval of management and subadvisory agreements (unaudited) continued

Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded

44	Western Asset Global High Yield Bond Portfolio

that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high current yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2008 was below the median and that the Fund’s performance for the 5-year period ended June 30, 2008 was above the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group for the 1- and 3-year periods.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”). In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group

Western Asset Global High Yield Bond Portfolio	45

Board approval of management and subadvisory agreements (unaudited) continued

and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of institutional funds (including the Fund) classified as high current yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were below the median. The Board noted that the Fund’s actual total expense ratio was below the median.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

46	Western Asset Global High Yield Bond Portfolio

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the funds in the Expense Group at all asset levels and that the Actual Management Fee is below the median of the Expense Group. The Board also considered fee waivers by the Manager and the fact that the Manager pays the subadvisory fee out of the management fee.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Global High Yield Bond Portfolio	47

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global High Yield Bond Portfolio (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Trustees of the Company and is available, without charge, upon request by calling Fund Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

48	Western Asset Global High Yield Bond Portfolio

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

Western Asset Global High Yield Bond Portfolio	49

Additional Information (unaudited) continued

Information about Trustees and Officers

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

50	Western Asset Global High Yield Bond Portfolio

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

Western Asset Global High Yield Bond Portfolio	51

Additional Information (unaudited) continued

Information about Trustees and Officers

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	148
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)

52	Western Asset Global High Yield Bond Portfolio

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Western Asset Global High Yield Bond Portfolio	53

Additional Information (unaudited) continued

Information about Trustees and Officers

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

54	Western Asset Global High Yield Bond Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2009:

Record date:	06/18/2008	12/11/2008
Payable date:	06/19/2008	12/12/2008
Ordinary income:
Qualified dividend income for individuals	0.26%	0.26%
Dividends qualifying for the dividends
received deduction for corporations	0.07%	0.30%

Please retain this information for your records.

Western Asset Global High Yield Bond Portfolio	55

Western Asset Global High Yield Bond Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd. in Singapore

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy,

Massachusetts 02171

Independent registered public

accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Western Asset Global High Yield Bond Portfolio

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Fund Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Fund Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global High Yield Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

WAS04033 4/09 SR09-795

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 29, 2008 and February 28, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $168,000 in 2008 and $155,000 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $46,994 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,200 in 2008 and $39,200 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust were $17,700 in 2008 and $0 in 2009. The services consisted of procedures performed in connection with the mergers of Legg Mason Partners funds on February 2, 2007 and March 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 0% for 2008 and 2009; and Other Fees were 100% and 0% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	May 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	May 7, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	May 7, 2009